UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2019 (June 12, 2019)
 _________________________
OUTFRONT Media Inc.
(Exact name of registrant as specified in its charter)
 __________________________

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor New York, New York	10174
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	OUT	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement.

On June 14, 2019, OUTFRONT Media Inc. (the “Company”), along with its wholly-owned subsidiaries, Outfront Media Capital LLC, a Delaware limited liability company (“Finance LLC”), and Outfront Media Capital Corporation, a Delaware corporation (together with Finance LLC, the “Issuers”), and the other guarantors party thereto (the “Guarantors”), entered into an indenture (the “Indenture”) with Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), relating to the issuance by the Issuers of $650.0 million aggregate principal amount of 5.000% Senior Notes due 2027 (the “Notes”). The Notes were sold in a private transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and have not been, and will not be, registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The Notes bear an interest rate of 5.000% per annum and interest on the Notes will be payable on February 15 and August 15 of each year, commencing on February 15, 2020. The Notes will mature on August 15, 2027. The Notes are senior unsecured obligations of the Issuers and are guaranteed on a senior unsecured basis by the Company and the Guarantors.
The terms of the Notes are governed by the Indenture. The Indenture contains customary covenants that, among other things, limit the Company’s and its restricted subsidiaries’ abilities to, among other things, (i) incur additional indebtedness, guarantee indebtedness or issue disqualified stock or, in the case of such subsidiaries, preferred stock, (ii) pay dividends on, repurchase or make distributions in respect of the Company’s or Finance LLC’s capital stock or make other restricted payments, (iii) make certain investments or acquisitions, (iv) sell, transfer or otherwise convey certain assets, (v) create liens, (vi) enter into sale/lease-back transactions, (vii) enter into agreements restricting certain subsidiaries’ ability to pay dividends or make other intercompany transfers, (viii) consolidate, merge, sell or otherwise dispose of all or substantially all of the Company’s or its subsidiaries’ assets, (ix) enter into transactions with affiliates, (x) prepay certain kinds of indebtedness, and (xi) issue or sell stock of the Company’s subsidiaries. These covenants are subject to important exceptions and qualifications. Further, certain of these covenants will cease to apply after the date on which the Notes receive investment grade ratings from both Moody’s Investors Service, Inc. and S&P Global Ratings, provided no default or event of default under the Indenture exists at that time. Such terminated covenants will be reinstated if the Notes lose their investment grade ratings at any time thereafter.
The Issuers may redeem some or all of the Notes at any time, or from time to time, on or after August 15, 2022 at redemption prices listed in the Indenture. In addition, prior to August 15, 2022, the Issuers may redeem up to 40% of the aggregate principal amount of the Notes in an amount not to exceed the net cash proceeds from certain equity offerings, at a redemption price of 105% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption; provided that at least 50% of the aggregate amount of the Notes remains outstanding after such redemption. The Issuers may also redeem all or some of the Notes at any time, or from time to time, prior to August 15, 2022 at a price equal to 100% of the principal amount of the Notes to be redeemed, plus a “make-whole” premium, plus accrued and unpaid interest, if any, to the date of redemption.
Upon the occurrence of a “change of control repurchase event,” as defined in the Indenture, the Company is required to offer to repurchase the Notes at 101% of the aggregate principal amount thereof, plus any accrued and unpaid interest, if any, to the repurchase date.
The Indenture contains customary events of default, including failure to make required payments, failure to comply with certain agreements or covenants, failure to pay or acceleration of certain other indebtedness, failure to pay certain judgments, certain events of bankruptcy and insolvency, and certain failures or repudiations of guarantees of the Notes. An event of default under the Indenture will allow either the Trustee or the holders of not less than 25% in aggregate principal amount of the then-outstanding Notes to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the Notes.
The foregoing descriptions of the Indenture and the Notes do not purport to be complete, and are qualified in their entirety by reference to the full text of the Indenture (which includes the form of the Notes), a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 8.01	Other Events.

On June 12, 2019, the Company issued a press release announcing the pricing of the Notes issuance. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

4.1
Indenture, dated as of June 14, 2019, by and among Outfront Media Capital LLC, Outfront Media Capital Corporation, the guarantors named therein and Deutsche Bank Trust Company Americas (including the Form of Senior Notes).

99.1	Press Release dated June 12, 2019.

EXHIBIT INDEX

Exhibit Number	Description

4.1
Indenture, dated as of June 14, 2019, by and among Outfront Media Capital LLC, Outfront Media Capital Corporation, the guarantors named therein and Deutsche Bank Trust Company Americas (including the Form of Senior Notes).

99.1	Press Release dated June 12, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTFRONT MEDIA INC.

By:	/s/ Matthew Siegel
	Name:	Matthew Siegel
	Title:	Executive Vice President and
Chief Financial Officer

Date: June 14, 2019